PACE® Select Advisors Trust

October 22, 2018

Supplement to the prospectuses relating to Class A and Class Y shares and Class P shares (collectively, the "Prospectuses") and the Statement of Additional Information ("SAI"), each dated November 28, 2017, as supplemented.

Includes:

•  PACE® Alternative Strategies Investments

Dear Investor,

The purpose of this supplement is to update certain information regarding PACE Alternative Strategies Investments (the "fund"), a series of PACE Select Advisors Trust (the "Trust").

At the recommendation of UBS Asset Management (Americas), Inc. ("UBS AM"), the fund's manager, the Trust's Board of Trustees (the "Board") has terminated AQR Capital Management, LLC ("AQR") as a subadvisor to the fund, effective as of the close of business on October 19, 2018. AQR was terminated as a subadvisor to the fund due to an asset reallocation determination made by UBS AM and approved by the Board.

Effective as of the close of business on October 19, 2018, the Prospectuses and SAI are hereby revised to delete all references to "AQR Capital Management, LLC" or "AQR" as a subadvisor to PACE Alternative Strategies Investments.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-986